THRIVENT MUTUAL FUNDS

Supplement to Class A Prospectus and

Institutional Class Prospectus

dated February 28, 2011

with respect to

Thrivent Partner International Stock Fund

The Board of Trustees of the Thrivent Partner International Stock Fund (the “International Fund”) has approved the merger of the Fund into the Thrivent Partner Worldwide Allocation Fund, pending approval by the International Fund shareholders of record at a special shareholder meeting to be held on or about September 9, 2011. The merger, if approved by the shareholders, would occur on or about September 16, 2011. The International Fund will be closed to new shareholder accounts after the close of business on July 14, 2011.

The date of this Supplement is June 30, 2011

Please include this Supplement with your Class A or Institutional Class Prospectus